Exhibit 10.17

Dated    November 2022

(1)SALESFORCE UK LIMITED

– and –

(2)GAVIN ECHLIN PATTERSON

Without Prejudice Subject to Contract

SETTLEMENT AGREEMENT

GIBSON DUNN
Gibson, Dunn & Crutcher LLP Telephone House
2-4 Temple Avenue London EC4Y 0HB

SETTLEMENT AGREEMENT

THIS AGREEMENT is made on    November 2022

BETWEEN:

(1)SALESFORCE UK LIMITED, (No. 05094083) whose registered office is at Floor 26 Salesforce Tower, 110 Bishopsgate, London EC2N 4AY (the "Company"); and

(2)GAVIN ECHLIN PATTERSON, whose address is _________________ ("You").

RECITALS

(A)You have been employed by the Company since 1 April 2020 under terms and conditions of employment dated 12 May 2020 ("Terms and Conditions").

(B)The Company is entering into this Agreement for itself and as agent for and trustee of all its Group Companies and is duly authorised on their behalf.

(C)You have received independent legal advice from the Adviser a qualified lawyer as such term is defined in Section 203 of the Employment Rights Act 1996 as to the terms and effect of this Agreement and are aware that You have those potential claims against the Company which are listed and have been raised in clause 7.

THE PARTIES AGREE AS FOLLOWS:

1.DEFINITIONS

1.1In this Agreement the following terms shall have the meanings set out below: "Adviser" means ___________________________.
"Employment End Date" means 31 January 2023.

"Further Settlement Agreement" means the Further Settlement Agreement to be entered into between you and the Company on the Employment End Date in the form appearing at Schedule 2 to this Agreement.

"Group Company" and "Group Companies" means the Company and any group undertaking (as defined in Section 1161(5) of the Companies Act 2006 and supplemented by Section 1162 of the Companies Act 2006) or any associated body corporate (as defined in Section 256 of the Companies Act 2006) for the time being of the Company which, for the avoidance of doubt shall include Salesforce Inc. and any of its subsidiary undertakings (as defined in Section 1162 of the Companies Act 2006).
"HMRC" means His Majesty's Revenue & Customs and, where relevant, any predecessor body which carried out part of its functions.

"Post-Employment Notice Pay" has the meaning given in section 402D of the Income Tax (Earnings and Pensions) Act 2003 ("ITEPA").

"Post-Employment Notice Period" has the meaning given in section 402E(5) of ITEPA.

1.2The headings in this Agreement are inserted for convenience only and shall not affect its construction.

1.3A reference to a particular law is a reference to it as it is in force for the time being taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

1.4Unless the context otherwise requires, a reference to one gender includes a reference to other genders.

1.5Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6The schedules to this Agreement form part of (and are incorporated into) this Agreement.

2.TERMINATION OF EMPLOYMENT

2.1The Company hereby serves notice in accordance with the Terms and Conditions to terminate your employment with effect from the Employment End Date. You undertake and agree as a condition of this Agreement to continue to abide by your obligations under the Terms and Conditions.

2.2You shall, with immediate effect until the Employment End Date:

(a)remain an employee of the Company and be bound by the Terms and Conditions;

(b)remain available to the Company to advise on customer matters as reasonably needed until the Employment End Date;

(c)following 18 November 2022 not have any contact or communication with any client, customer, supplier, employee, officer, director, investor, agent or consultant of the Company or any Group Company of whom You are aware except as requested by the Company or for purely social purposes; and

(d)take any period of accrued but unused holiday entitlement.

2.3You shall continue to receive your salary and contractual benefits up to and including the Employment End Date in the normal way but, for the avoidance of doubt, you shall not be entitled to receive any bonus or commission save as set out herein.

2.4Provided You submit your expenses claims in accordance with the usual procedures on or before the Employment End Date, all expenses properly and reasonably incurred and accounted for in connection with your employment prior to the Employment End Date will be reimbursed in the normal way. The Company further agrees to reimburse you for one reasonable return air fare ticket between London and San Francisco, flying with a commercial airline in accordance with Company Procedures in order to assist you in travelling to San Francisco to vacate the apartment provided by the Company in connection with your employment.

2.5As at the Employment End Date You will have completed 82 of the 181 days of the six month notice period to which You are entitled under the Terms and Conditions. The Company shall make a payment to You within 28 days following the Employment End Date in lieu of the outstanding balance of your notice entitlement under the Terms and Conditions equivalent to 99 days’ salary (£206,815.07) ("PILON") via wire transfer (account and transfer instructions to be provided under separate cover). The parties agree that the amount of the PILON is equal to or exceeds the amount given by the formula in section 402D(1) of ITEPA and that, accordingly, your Post-Employment Notice Pay is nil.

2.6All of the sums referred to in this clause 2 will be subject to the normal PAYE deductions.

2.7The Company will, if applicable, continue to maintain such directors’ and officers’ insurance liability coverage as is provided to you in respect of the period during which you were an officer of the Company or any Group Company on such terms as may be provided under the Company’s insurance policies from time to time.

3.FURTHER SETTLEMENT AGREEMENT

3.1You hereby agree to execute the Further Settlement Agreement and provide the Company with an executed copy of the same together with a Letter from the Adviser in accordance with clause 9.3 of the Further Settlement Agreement on the Employment End Date or as soon as reasonably practicable, and in any event within 14 calendar days thereafter.

3.2The Company hereby agrees to execute the Further Settlement Agreement and provide You with an executed copy of the same within three working days of You complying with your obligations under clause 3.1 above.

4.AWARDS

4.1You acknowledge and agree that the stock options and the restricted stock units (together the “Awards”) granted to You under the Salesforce Inc 2013 Equity Incentive Plan, the Stock Option Agreements, the Restricted Stock Unit Agreements, and the Performance-Based Restricted Stock Unit Agreements (together, the “Plan Documentation”) shall continue to vest in accordance with their original vesting schedules as set out in and subject always to the Plan Documentation until the Employment End Date but not thereafter.

5.LEGAL FEES

5.1The Company shall contribute up to £5,000 (including any disbursements but excluding VAT) towards the legal fees You incur in reaching this Agreement. This payment shall be made directly to the legal advisers via wire transfer (account and transfer instructions to be provided under separate cover) following receipt of appropriate invoices addressed to You in accordance with section 413A of the Income Tax (Earnings and Pensions) Act 2003.

6.CONDITION PRECEDENT

The payments and benefits referred to in clauses 2, 4 and 5 above (the "Settlement") shall be subject to clauses 7 and 8 below.

7.WAIVER OF CLAIMS

7.1You agree that You have carefully considered all the facts and circumstances relating to your employment and its termination and accept the Settlement and other terms of this Agreement in full and final settlement of:

(a)the following particular claims against the Company or any Group Company and its or their officers or employees (each of which is hereby intimated and waived):

(i)for breach of contract or wrongful dismissal;

(ii)for unfair dismissal, under section 111 of the Employment Rights Act 1996;

(iii)for unfair dismissal under section 103A of the Employment Rights Act 1996;

(iv)in relation to the right to a written statement of reasons for dismissal, under section 93 of the Employment Rights Act 1996;

(v)for a statutory redundancy payment, under section 163 of the Employment Rights Act 1996;

(vi)in relation to an unlawful deduction from wages or unlawful payment, under section 23 of the Employment Rights Act 1996;

(vii)in relation to working time or holiday pay, under regulation 30 of the Working Time Regulations 1998; and

(viii)for direct or indirect discrimination, harassment or victimisation related to age, under section 120 of the Equality Act 2010,

(b)the following additional claims against the Company or any Group Company and its or their officers or employees (each of which is hereby intimated and waived):

(i)for unlawful detriment, under section 48 of the Employment Rights Act 1996 or section 56 of the Pensions Act 2008;

(ii)in relation to parental rights and flexible working, under sections 80 and 80H of the Employment Rights Act 1996;

(iii)for equal pay or equality of terms under sections 120 and 127 of the Equality Act 2010;

(iv)for direct or indirect discrimination, harassment or victimisation related to sex, marital or civil partnership status or gender reassignment under section 120 of the Equality Act 2010;

(v)for direct or indirect discrimination, harassment or victimisation related to race under section 120 of the Equality Act 2010;

(vi)for direct or indirect discrimination, harassment or victimisation related to disability, perceived disability, discrimination arising from disability, or failure to make adjustments under section 120 of the Equality Act 2010;

(vii)for direct or indirect discrimination, harassment or victimisation related to religion or belief under section 120 of the Equality Act 2010;

(viii)for direct or indirect discrimination, harassment or victimisation related to sexual orientation, under section 120 of the Equality Act 2010;

(ix)for less favourable treatment on the grounds of part-time status, under regulation 8 of the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000;

(x)for less favourable treatment on the grounds of fixed-term status, under regulation 7 of the Fixed-Term Employees (Prevention of Less Favourable Treatment) Regulations 2002;

(xi)under paragraphs 4 and 8 of the Schedule to the Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006;

(xii)in relation to the right to be accompanied under section 11 of the Employment Relations Act 1999;

(xiii)in relation to personal injury;

(xiv)for harassment under the Protection from Harassment Act 1997;

(xv)for failure to comply with obligations under the Human Rights Act 1998; and

(xvi)for failure to comply with obligations under the Data Protection Act 2018 and the UK GDPR (as defined in section 3(10) as supplemented by section 205(4) of the Data Protection Act 2018),

(c)any other rights of action whatsoever and howsoever arising (whether under common law, statute, European Union law or otherwise) whether in the United Kingdom or any other country or jurisdiction and whether contemplated or not which You have or may have against the Company or any Group Company or its or their employees or officers arising out of your employment or its termination or any consultancy or advisory agreement or its or their termination and You irrevocably waive any such claims or rights of action which You now have or may become aware of hereafter.

7.2The Settlement does not extend to any claim relating to: (i) Your rights under this Agreement or the Further Settlement Agreement; (ii) your accrued pension entitlement under any occupational pension scheme; and (iii) any personal injury claims of which You are not aware at the date of this agreement (save for those that may be brought pursuant to discrimination legislation).

8.WARRANTIES

8.1You warrant that:

8.1.1You have no claims against the Company, any Group Company or their employees or officers other than those raised in clause 7.1(a), (b) and (c); and

8.1.2You are not guilty of any act or omission which would entitle the Company to summarily dismiss You without notice or compensation.

8.2You acknowledge that the Company has relied on the warranties set out in this Agreement in entering into this Agreement and that the Company shall be released from any obligation to make any payment or provide any benefit to You hereunder in the event that the information so warranted proves inaccurate.

9.TAX INDEMNITY

9.1The deductions for tax and other statutory deductions made from the Settlement by the Company are in accordance with the Company's current understanding of the tax regime. However You agree to be responsible for the payment of any further tax and other statutory deductions (whether the same are payable in the United Kingdom or elsewhere) in respect of all and any part of the Settlement and/or any other payment or benefit received by You in connection with your employment and to indemnify each and every Group Company (and to keep each and every Group Company indemnified on a continuing basis) against all and any liabilities to taxation or statutory deductions (including any interest, fines, penalties, surcharges, costs and expenses) which they may incur in respect of or by reason of all and any part of the Settlement.

9.2The Company will give You reasonable notice of any demand for tax which may lead to liabilities on you under the indemnity in clause 9.1 above and will take account of your reasonable comments in considering whether to dispute or in disputing the demand and provide You with reasonable access to any documentation You may reasonably require in connection therewith (provided that nothing in this clause shall prevent the Company from complying with its legal obligations with regard to HMRC (or any other relevant tax authority) or make your liability under clause 9.1 in any way contingent or conditional on this clause 9.2).

10.CONFIDENTIAL INFORMATION

10.1Without prejudice to your common law and contractual obligations, and subject always to clause 10.2 below, You hereby undertake that You will not at any time use or disclose to any person, company, firm, individual or organisation (except with the agreement of the Company or as required by law) any trade secret or confidential information belonging or relating to the Company or any Group Company which You obtained during your employment with any such companies including but not limited to details of actual and potential customers, suppliers, trade agents, arrangements, discounts or terms of business and the terms of this Agreement but excluding any information which is (i) part of your own stock in trade; (ii) readily ascertainable to persons not connected with the Company without significant expenditure of labour, skill or money; or (iii) which becomes available to the public generally other than by reason of a breach by you of your obligations under this Agreement or the Terms and Conditions.

10.2The parties both acknowledge and understand that the purpose of this Agreement is not to prevent, discourage or improperly influence the reporting of matters that are properly disclosable to the courts, to other law enforcement bodies, or under regulatory law or under the Public Interest Disclosure Act 1998 and nothing in this Agreement will restrict the right of any party to disclose information including on the terms of this Agreement if required:

10.2.1by any order of any court of competent jurisdiction or any regulatory, judicial, governmental or similar body or taxation authority of competent jurisdiction;

10.2.2by any law or reporting requirement;

10.2.3in order to instruct legal or professional advisers who have agreed to keep the information confidential;

10.2.4in order to disclose any matter that may reasonably be considered to be a criminal or professional or regulatory offence in the laws or regulations of any country, or to assist in the investigation of any such offence;

10.2.5in order to make a protected disclosure pursuant to the Public Interest Disclosure Act 1998 (as amended).

11.INDEPENDENT LEGAL ADVICE

11.1You warrant that:

11.1.1You have received independent legal advice from the Adviser who is a qualified lawyer acting in their professional capacity and who holds a current practising certificate, as to the terms and effect of this Agreement and, in particular, its effect on your ability to pursue your rights before an Employment Tribunal or court of competent jurisdiction in England and Wales;

11.1.2that there was in force, when that lawyer gave the advice referred to in this paragraph, a policy of insurance covering claims in respect of any loss which may arise in consequence of the advice, as required by section 203 of the Employment Rights Act 1996 and section 147 of the Equality Act 2010, and also that, that lawyer is an independent adviser for the purposes of section 147 of the Equality Act 2010; and

11.1.3You shall provide the Company with a letter in the form set out in schedule 1 signed by the Adviser.

12.COMPLIANCE WITH LEGISLATION

The conditions regulating compromise contracts, compromise agreements and settlement agreements (as applicable) under section 147(3) of the Equality Act 2010, section 203(3) of the Employment Rights Act 1996, regulation 35(3) of the Working Time Regulations 1998, section 14 of the Employment Relations Act 1999, regulation 9 of the Part-time Workers (Prevention of Less Favourable Treatment) Regulations 2000, regulation 10 of the Fixed Term Employees (Prevention of Less Favourable Treatment) Regulations 2002, paragraph 13 of the Schedule to the Occupational and Personal Pensions Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006 and section 58 of the Pensions Act 2008 are satisfied.
13.DISPARAGING STATEMENTS

Subject always to clause 10.2 above, You and the Company warrant that You will not make and the Company will not authorise or instruct its employees or officers to make to any third party any misleading, adverse, untrue or derogatory statements (whether orally or in writing) about each other (and in the case of the statements about the Company, your obligations shall extend to include any Group Company and officers or employees of the Company or Group Company).

14.REPAYMENT PROVISIONS

If You:

(a)breach any material term of this Agreement; or

(b)raise any grievance in writing with the Company or any Group Company within four months of the Employment End Date;

(c)lodge a subject access request under UK GDPR with any Group Company; or

(d)commence proceedings against the Company or any Group Company in breach of this Agreement then, without prejudice to the rights of the Company or any Group Company to enforce the terms of this Agreement, You will pay to the Company on demand by way of liquidated damages an amount equivalent to: (i) in the case of (a) above, the damages suffered by the Company as a result of the breach; or (ii) in the case of (b) or (c) above, the sum of £206,815.07 or (iii), in the case of (d) above, the value of any damages, account of profits or other compensation sought by You, or the amount which could be awarded in such proceedings, and in both cases the Company's costs in connection with such breach or proceedings subject, however to a maximum of the amount of any payments made under this Agreement and any such payment shall be recoverable as a debt.

15.WITHOUT PREJUDICE STATUS

Once executed by both parties this Agreement will form an open and binding agreement notwithstanding the fact that the front sheet is marked "without prejudice" and "subject to contract".

16.THIRD PARTIES RIGHTS

The Contracts (Rights of Third Parties) Act 1999 shall only apply to this Agreement in relation to the Company or any Group Company and its or their directors and officers. No person other than the parties to this Agreement and any Group Company and the directors and officers of the Company or any Group Company shall have any rights under it and it will not be enforceable by any person other than those parties.

17.ENTIRE AGREEMENT

17.1The terms of this Agreement and the Further Settlement Agreement constitute the entire agreement between the parties in respect of the termination of your employment and supersede any previous agreement between them linked to the termination of your employment. The parties acknowledge that they are not entering into this Agreement in reliance upon any representation, warranty or undertaking which is not contained or referred to in this Agreement. The terms of this Agreement do not replace or supersede any provision of your contract of employment that remains in force after the Employment End Date, except where otherwise stated in this Agreement.

17.2No variation of this Agreement shall be binding on either party unless and to the extent that the same is recorded in a written document executed by the parties. No waiver by the Company or any Group Company of any term, provision or condition of this Agreement or of any breach by You of any such term, provision or condition shall be effective unless it is in writing (excluding e-mail) and signed by the Company. No failure to exercise nor any delay in exercising any right or remedy hereunder by the Company or any Group Company shall operate as a waiver thereof or of any other right or remedy hereunder, nor shall any single or partial exercise of any right or remedy by the Company or any Group Company prevent any further or other exercise thereof or the exercise of any other right or remedy.

18.SEVERABILITY

If any provision or part of a provision of this Agreement shall be or become void or unenforceable for any reason, this shall not affect the validity of that provision or any remaining provisions of this Agreement in this or any other jurisdiction and the provision may be severable and if any provision would be treated as valid and effective if part of the wording was deleted, it shall apply with such modifications as necessary to make it valid and effective.

19.COUNTERPARTS

This Agreement may be executed by counterparts which together shall constitute one agreement. Either party may enter into this Agreement by executing a counterpart and this Agreement shall not take effect until it has been executed by both parties. Delivery of an executed counterpart or a signature page by facsimile or scanned via email shall take effect as delivery of an executed counterpart of this Agreement following which the relevant party shall give the other the original of such page as soon as reasonably practicable thereafter.

20.ELECTRONIC SIGNATURE

This Agreement may be executed by electronic signature (whatever form the electronic signature takes as agreed between the parties) and the parties agree that this method of signature is as conclusive of their intention to be bound by this Agreement as if signed by each party’s manuscript signature.

21.GOVERNING LAW AND JURISDICTION

21.1This Agreement shall be governed by and construed in accordance with the law of England and Wales.
21.2Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Agreement.

IN WITNESS whereof this Agreement has been executed as a deed and delivered on the date first above written.

Signed and Delivered as a deed by    )
GAVIN ECHLIN PATTERSON    )
in the presence of:            )     /s/ Gavin Patterson
Witness signature:    /s/ Tatjana Spasojevic
Witness name:     Tatjana Spasojevic
Witness address:

Witness occupation:

Signed and Delivered as a deed by    )
Lesa McDonagh for and    )
on behalf of SALESFORCE UK LIMITED    )     /s/ Lesa McDonagh

Witness signature:    /s/ Marco Hernansanz
Witness name:     Marco Hernansanz
Witness address:

Witness occupation:

SCHEDULE 1

Letter from Adviser

[To be typed on the headed notepaper of [the law firm acting for the Executive]]

     202_

Dear Sirs

Re: [insert name of employer] (the "Company") and [insert name of employee] (the "Executive")

We refer to the agreement between the Company and the Executive, our client, dated      202_, a copy of which is attached (the "Settlement Agreement") and confirm that:

1.[name of adviser] has given the Executive independent [legal] advice as to the terms and effect of the Settlement Agreement and, in particular its effect on their ability to pursue their rights before an employment tribunal or court;

2.[name of adviser] is [a solicitor of the Senior Courts of England and Wales and holds (and held at the time the advice was given) a current practising certificate issued by The Solicitors Regulation Authority];

3.[firm] holds, and held at the time the advice was given, a current policy of insurance or an indemnity provided for members of a profession or professional body covering the risk of a claim by the Executive in respect of any loss arising in consequence of the advice; and

4.neither [firm] nor [name of adviser] acted for the Company or any Group Company in relation to the termination of the Executive's employment with the Company or the Settlement Agreement and we consider [name of adviser] to be an independent adviser for the purposes of section 147 of the Equality Act 2010.

Yours faithfully

[Name of adviser] for and on behalf of [firm]

SCHEDULE 2

FURTHER SETTLEMENT AGREEMENT

Dated    2023

(1)SALESFORCE UK LTD

– and –

(2)GAVIN ECHLIN PATTERSON

Without Prejudice Subject to Contract

FURTHER SETTLEMENT AGREEMENT

GIBSON DUNN
Gibson, Dunn & Crutcher LLP Telephone House
2-4 Temple Avenue London EC4Y 0HB

CONTENTS

Clause Subject Matter    Page

FURTHER SETTLEMENT AGREEMENT
THIS AGREEMENT is made on    2023

BETWEEN:

(1)SALESFORCE UK LIMITED, (No. 05094083) whose registered office is at Floor 26 Salesforce Tower, 110 Bishopsgate, London EC2N 4AY (the "Company"); and

(2)GAVIN ECHLIN PATTERSON, whose address is ____________________ ("You").

RECITALS

(A)You and the Company entered into a settlement agreement dated November 2022 ("Original Settlement Agreement").

(B)The parties are entering into this Further Settlement Agreement in accordance with the provisions of clause 3.1 of the Settlement Agreement.

(C)The Company is entering into this Further Settlement Agreement for itself and as agent for and trustee of all its Group Companies and is duly authorised on their behalf.

(D)You have received independent legal advice from the Adviser a qualified lawyer as such term is defined in Section 203 of the Employment Rights Act 1996 as to the terms and effect of this Further Settlement Agreement and are aware that You have those potential claims against the Company which are listed and have been raised in clause 4.

THE PARTIES AGREE AS FOLLOWS:

1.DEFINITIONS

1.1In this Further Settlement Agreement capitalised terms shall have the meanings given to them in the Settlement Agreement unless otherwise defined herein.

1.2The headings in this Further Settlement Agreement are inserted for convenience only and shall not affect its construction.

1.3A reference to a particular law is a reference to it as it is in force for the time being taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

1.4Unless the context otherwise requires, a reference to one gender includes a reference to other genders.

1.5Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6The schedules to this Further Settlement Agreement form part of (and are incorporated into) this Further Settlement Agreement.

2.TERMINATION OF EMPLOYMENT

2.1You acknowledge and agree that your employment with the Company and any Group Companies terminated with effect from the Employment End Date.

3.TERMINATION PAYMENT

3.1By way of compensation for the termination of your employment and without admission of liability (and provided You have previously returned to the Company a copy of this Further Settlement Agreement signed by You and the letter in schedule 1 signed by the Adviser and further provided You satisfy the provisions of this Further Settlement Agreement), the Company shall:

3.1.1pay You less such United Kingdom tax and other statutory deductions that it is obliged to deduct from such payment within 28 days following the later of the Employment End Date and the date of this Further Settlement Agreement or on such later date as the parties agree in writing and via wire transfer (account and transfer instructions to be provided under separate cover):

(a)the sum of £571,875; this amount is the equivalent of your annual bonus at 100% target less amounts previously paid; and

(b)the sum of £50,000; this amount is in lieu of car allowance, health insurance and pension benefits in respect of the unexpired portion of your notice period as at the Employment End Date.

3.1.2pay to You the sum of £762,500 (less such United Kingdom tax and other statutory deductions that it is obliged to deduct from such payment) ("Termination Payment"). The Termination Payment shall be paid within 28 days following the later of the Employment End Date and the date of this Further Settlement Agreement or on such later date as the parties agree in writing and via wire transfer (account and transfer instructions to be provided under separate cover). The Company and You agree that the following tax arrangements apply in respect of the Termination Payment:

(i)No part of the Termination Payment is taxable as Post- Employment Notice Pay.

(ii)The first £30,000 of the Termination Payment will be tax free, as a termination award under the threshold within the meaning of sections 402A(1) and 403 of ITEPA.

(iii)The balance of the Termination Payment will be taxable as a termination award exceeding the threshold within the meaning of sections 402A(1) and 403 of ITEPA. The Company shall accordingly deduct income tax from it at the appropriate rate.

3.2You shall be responsible for any further tax and employee's National Insurance contributions due in respect of the Termination Payment and shall indemnify the Company in respect of such liability in accordance with clause 8 below.

4.WAIVER OF CLAIMS

4.1You agree that You have carefully considered all the facts and circumstances relating to your employment and its termination and accept the Termination Payment and the terms of this Further Settlement Agreement in full and final settlement of:

(a)the following particular claims against the Company or any Group Company and its or their officers or employees (each of which is hereby intimated and waived):

(i)for breach of contract or wrongful dismissal;

(ii)for unfair dismissal, under section 111 of the Employment Rights Act 1996;

(iii)for unfair dismissal under section 103A of the Employment Rights Act 1996;

(iv)in relation to the right to a written statement of reasons for dismissal, under section 93 of the Employment Rights Act 1996;

(v)for a statutory redundancy payment, under section 163 of the Employment Rights Act 1996;

(vi)in relation to an unlawful deduction from wages or unlawful payment, under section 23 of the Employment Rights Act 1996;

(vii)in relation to working time or holiday pay, under regulation 30 of the Working Time Regulations 1998; and

(viii)for direct or indirect discrimination, harassment or victimisation related to age, under section 120 of the Equality Act 2010,

(b)the following additional claims against the Company or any Group Company and its or their officers or employees (each of which is hereby intimated and waived):

(i)for unlawful detriment, under section 48 of the Employment Rights Act 1996 or section 56 of the Pensions Act 2008;

(ii)in relation to parental rights and flexible working, under sections 80 and 80H of the Employment Rights Act 1996;

(iii)for equal pay or equality of terms under sections 120 and 127 of the Equality Act 2010;

(iv)for direct or indirect discrimination, harassment or victimisation related to sex, marital or civil partnership status or gender reassignment under section 120 of the Equality Act 2010;

(v)for direct or indirect discrimination, harassment or victimisation related to race under section 120 of the Equality Act 2010;

(vi)for direct or indirect discrimination, harassment or victimisation related to disability, perceived disability, discrimination arising from disability, or failure to make adjustments under section 120 of the Equality Act 2010;

(vii)for direct or indirect discrimination, harassment or victimisation related to religion or belief under section 120 of the Equality Act 2010;

(viii)for direct or indirect discrimination, harassment or victimisation related to sexual orientation, under section 120 of the Equality Act 2010;

(ix)for less favourable treatment on the grounds of part-time status, under regulation 8 of the Part-Time Workers (Prevention of Less Favourable Treatment) Regulations 2000;

(x)for less favourable treatment on the grounds of fixed-term status, under regulation 7 of the Fixed-Term Employees (Prevention of Less Favourable Treatment) Regulations 2002;

(xi)under paragraphs 4 and 8 of the Schedule to the Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006;

(xii)in relation to the right to be accompanied under section 11 of the Employment Relations Act 1999;

(xiii)in relation to personal injury;

(xiv)for harassment under the Protection from Harassment Act 1997;

(xv)for failure to comply with obligations under the Human Rights Act 1998; and

(xvi)for failure to comply with obligations under the Data Protection Act 2018 and the UK GDPR (as defined in section 3(10) as supplemented by section 205(4) of the Data Protection Act 2018),

(c)any other rights of action whatsoever and howsoever arising (whether under common law, statute, European Union law or otherwise) whether in the United Kingdom or any other country or jurisdiction and whether contemplated or not which You have or may have against the Company or any Group Company or its or their employees or officers arising out of your employment or its termination or any consultancy or advisory agreement or its or their termination and You irrevocably waive any such claims or rights of action which You now have or may become aware of hereafter.

4.2The Settlement does not extend to any claim relating to: (i) Your rights under the Original Settlement Agreement or this Further Settlement Agreement; (ii) your accrued pension entitlement under any occupational pension scheme; and (iii) any personal injury claims of which You are not aware at the date of this Further Settlement Agreement (save for those that may be brought pursuant to discrimination legislation).

5.WARRANTIES

5.1You warrant that:

5.1.1You have no claims against the Company, any Group Company or their employees or officers other than those raised in clause 4.1(a), (b) or (c); and

5.1.2You are not guilty of any act or omission which would entitle the Company to summarily dismiss You without notice or compensation.

5.2You acknowledge that the Company has relied on the warranties set out in this Further Settlement Agreement in entering into this Further Settlement Agreement and that the Company shall be released from any obligation to make any payment or provide any benefit to You under the Original Settlement Agreement in the event that the information so warranted proves inaccurate.

6.COMPANY PROPERTY

6.1You warrant that (i) You have returned to the Company all documents (including copies), software, credit or charge cards and any other property belonging to any of the Group Companies ("Group Company Property"); (ii) You have not downloaded and will not download any information or software belonging to the Company or any Group Company; (iii) You have disclosed and will disclose to the Company any passwords or computer access codes relevant to the business of the Company or any Group Company; and (iv) all correspondence or e-mails belonging to the Company and held on your personal computer have been transferred to compact disc or similar media and returned to the Company and that any copies held on the personal computer are permanently deleted.

6.2You undertake to return to the Company forthwith any Group Company Property which may come into your possession or control in the future.

7.CONFIDENTIAL INFORMATION

7.1Without prejudice to your common law and contractual obligations, and subject always to clause 7.2 below, You hereby undertake that You will not at any time use or disclose to any person, company, firm, individual or organisation (except with the agreement of the Company or as required by law) any trade secret or confidential information belonging or relating to the Company or any Group Company which You obtained during your employment with any such companies including but not limited to details of actual and potential customers, suppliers, trade agents, arrangements, discounts or terms of business and the terms of this Further Settlement Agreement. but excluding any information which is (i) part of your own stock in trade; (ii) readily ascertainable to persons not connected with the Company without significant expenditure of labour, skill or money; or (iii) which becomes available to the public generally other than by reason of a breach by you of your obligations under the Original Settlement Agreement, this Further Settlement Agreement or the Terms and Conditions.

7.2The parties both acknowledge and understand that the purpose of this Further Settlement Agreement is not to prevent, discourage or improperly influence the reporting of matters that are properly disclosable to the courts, to other law enforcement bodies, or under regulatory law or under the Public Interest Disclosure Act 1998 and nothing in this Further Settlement Agreement will restrict the right of any party to disclose information including on the terms of this Further Settlement Agreement if required:

7.2.1by any order of any court of competent jurisdiction or any regulatory, judicial, governmental or similar body or taxation authority of competent jurisdiction;

7.2.2by any law or reporting requirement;

7.2.3in order to instruct legal or professional advisers who have agreed to keep the information confidential;

7.2.4in order to disclose any matter that may reasonably be considered to be a criminal or professional or regulatory offence in the laws or regulations of any country, or to assist in the investigation of any such offence;

7.2.5in order to make a protected disclosure pursuant to the Public Interest Disclosure Act 1998 (as amended).

8.TAX INDEMNITY

8.1The deductions for tax and other statutory deductions made from the Settlement by the Company are in accordance with the Company's current understanding of the tax regime. However You agree to be responsible for the payment of any further tax and other statutory deductions (whether the same are payable in the United Kingdom or elsewhere) in respect of all and any part of the Settlement and/or any other payment or benefit received by You in connection with your employment and to indemnify each and every Group Company (and to keep each and every Group Company indemnified on a continuing basis) against all and any liabilities to taxation or statutory deductions (including any interest, fines, penalties, surcharges, costs and expenses) which they may incur in respect of or by reason of all and any part of the Settlement.

8.2The Company will give You reasonable notice of any demand for tax which may lead to liabilities on you under the indemnity in clause 8.1 above and will take account of your reasonable comments in considering whether to dispute or in disputing the demand and provide You with reasonable access to any documentation You may reasonably require in connection therewith (provided that nothing in this clause shall prevent the Company from complying with its legal obligations with regard to HMRC (or any other relevant tax authority) or make your liability under clause 8.1 in any way contingent or conditional on this clause 8.2).

9.INDEPENDENT LEGAL ADVICE

9.1You warrant that:

9.1.1You have received independent legal advice from ________ (the “Adviser”) who is a qualified lawyer acting in their professional capacity and who holds a current practising certificate, as to the terms and effect of this Further Settlement Agreement and, in particular, its effect on your ability to pursue your rights before an Employment Tribunal or court of competent jurisdiction in England and Wales;
9.1.2that there was in force, when that lawyer gave the advice referred to in this paragraph, a policy of insurance covering claims in respect of any loss which may arise in consequence of the advice, as required by section 203 of the Employment Rights Act 1996 and section 147 of the Equality Act 2010, and also that, that lawyer is an independent adviser for the purposes of section 147 of the Equality Act 2010; and

9.1.3You shall provide the Company with a letter in the form set out in schedule 1 signed by the Adviser.

10.COMPLIANCE WITH LEGISLATION

The conditions regulating compromise contracts, compromise agreements and settlement agreements (as applicable) under section 147(3) of the Equality Act 2010, section 203(3) of the Employment Rights Act 1996, regulation 35(3) of the Working Time Regulations 1998, section 14 of the Employment Relations Act 1999, regulation 9 of the Part-time Workers (Prevention of Less Favourable Treatment) Regulations 2000, regulation 10 of the Fixed Term Employees (Prevention of Less Favourable Treatment) Regulations 2002, paragraph 13 of the Schedule to the Occupational and Personal Pensions Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006 and section 58 of the Pensions Act 2008 are satisfied.

11.DISPARAGING STATEMENTS

Subject always to clause 7.2 above, You and the Company warrant that You will not make and the Company will not authorise or instruct its employees or officers to make to any third party any misleading, adverse, untrue or derogatory statements (whether orally or in writing) about each other (and in the case of the statements about the Company, your obligations shall extend to include any Group Company or theirand officers or employees of the Company or Group Company).

12.RESTRICTIVE COVENANTS

You agree that in consideration of the sum of £100 less such deductions the Company is required to make, You shall continue to be bound by the Post-Termination Restrictions set out in the Terms and Conditions for a period of six months following the Employment End Date as a separate and independent obligation of this Further Settlement Agreement and as if the terms of those clauses were set out for the first time herein.

13.FUTURE COOPERATION

You acknowledge that You possess Confidential Information and agree that You shall reasonably cooperate with the Company in order to effectuate a smooth and orderly transition of your knowledge, expertise and experience, including, without limitation, responding to the Company's requests for information, identifying outstanding matters and the status thereof, and identifying and explaining the location of files and materials

(including computer files) You maintained during your employment with the Company. Subject always to clause 7.2 above, You agree to cooperate with and make yourself reasonably available to the Company or its professional advisers, as the Company may reasonably request, to assist in any matter, including but not limited to giving truthful testimony in any litigation or potential litigation, over which You may have knowledge, information or expertise and without requiring payment or compensation save for reimbursement of reasonable out of pocket expenses and reasonable loss of income and to notify of any contact by any party or an advisor (or their insurer) to any party involved in any such dispute or Litigation. You agree that You will not counsel or assist any legal representatives, other advisors or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges or complaints by any third party against the Company or any Group Company or its directors, officers, employees, partners or members, unless under a subpoena or other court order to do so, and then only to the extent required by law. You further agree as soon as is reasonably practicable and in any event within three working days of receipt to (a) notify the Company upon receipt of any court order, subpoena or legal discovery device that seeks or might require the disclosure or production of the existence or terms of the Original Settlement Agreement or this Further Settlement Agreement; and (b) furnish a copy of such subpoena or legal discovery device to the Company.
14.REPAYMENT PROVISIONS

14.1If You:

14.1.1breach any material term of this Further Settlement Agreement; or

14.1.2raise any grievance in writing with the Company or any Group Company within four months of the Employment End Date;

14.1.3lodge a subject access request under UK GDPR with any Group Company; or

14.1.4commence proceedings against the Company or any Group Company in breach of the Original Settlement Agreement or this Further Settlement Agreement then, without prejudice to the rights of the Company or any Group Company to enforce the terms of this Further Settlement Agreement, You will pay to the Company on demand by way of liquidated damages an amount equivalent to: (i) in the case of (a) above, the damages suffered by the Company as a result of the breach; or (ii) in the case of (b) or (c) above, the sum of £1,384,375; or (iii), in the case of (d) above, the value of any damages, account of profits or other compensation sought by You, or the amount which could be awarded in such proceedings, and in both cases the Company's costs in connection with such breach or proceedings subject, however to a maximum of the amount of any payments made under this Further Settlement Agreement and any such payment shall be recoverable as a debt.

15.WITHOUT PREJUDICE STATUS

Once executed by both parties this Further Settlement Agreement will form an open and binding agreement notwithstanding the fact that the front sheet is marked "without prejudice" and "subject to contract".

16.THIRD PARTIES RIGHTS

The Contracts (Rights of Third Parties) Act 1999 shall only apply to this Further Settlement Agreement in relation to the Company or any Group Company and its or their directors and officers. No person other than the parties to this Further Settlement Agreement and any Group Company and the directors and officers of the Company or any Group Company shall have any rights under it and it will not be enforceable by any person other than those parties.

17.ENTIRE AGREEMENT

17.1The terms of the Original Settlement Agreement and this Further Settlement Agreement constitute the entire agreement between the parties in respect of the termination of your employment and supersede any previous agreement between them linked to the termination of your employment. The parties acknowledge that they are not entering into this Further Settlement Agreement in reliance upon any representation, warranty or undertaking which is not contained or referred to in this Further Settlement Agreement. The terms of this Further Settlement Agreement do not replace or supersede any provision of your contract of employment that remains in force after the Employment End Date, except where otherwise stated in this Further Settlement Agreement.

17.2No variation of this Further Settlement Agreement shall be binding on either party unless and to the extent that the same is recorded in a written document executed by the parties. No waiver by the Company or any Group Company of any term, provision or condition of this Further Settlement Agreement or of any breach by You of any such term, provision or condition shall be effective unless it is in writing (excluding e-mail) and signed by the Company. No failure to exercise nor any delay in exercising any right or remedy hereunder by the Company or any Group Company shall operate as a waiver thereof or of any other right or remedy hereunder, nor shall any single or partial exercise of any right or remedy by the Company or any Group Company prevent any further or other exercise thereof or the exercise of any other right or remedy.
18.SEVERABILITY

If any provision or part of a provision of this Further Settlement Agreement shall be or become void or unenforceable for any reason, this shall not affect the validity of that provision or any remaining provisions of this Further Settlement Agreement in this or any other jurisdiction and the provision may be severable and if any provision would be treated as valid and effective if part of the wording was deleted, it shall apply with such modifications as necessary to make it valid and effective.

19.COUNTERPARTS

This Further Settlement Agreement may be executed by counterparts which together shall constitute one agreement. Either party may enter into this Further Settlement Agreement by executing a counterpart and this Further Settlement Agreement shall not take effect until it has been executed by both parties. Delivery of an executed counterpart or a signature page by facsimile or scanned via email shall take effect as delivery of an executed counterpart of this Further Settlement Agreement following which the relevant party shall give the other the original of such page as soon as reasonably practicable thereafter.

20.ELECTRONIC SIGNATURE

This Further Settlement Agreement may be executed by electronic signature (whatever form the electronic signature takes as agreed between the parties) and the parties agree that this method of signature is as conclusive of their intention to be bound by this Further Settlement Agreement as if signed by each party’s manuscript signature.

21.GOVERNING LAW AND JURISDICTION

21.1This Further Settlement Agreement shall be governed by and construed in accordance with the law of England and Wales.
21.2Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Further Settlement Agreement.

IN WITNESS whereof this Further Settlement Agreement has been executed as a deed and delivered on the date first above written.

Signed and Delivered as a deed by    )
GAVIN ECHLIN PATTERSON    )
in the presence of:            )    /s/ Gavin Patterson      Witness signature:    /s/ Tatjana Spasojevic
Witness name:    Tatjana Spasojevic     Witness address:

Witness occupation:

Signed and Delivered as a deed by    )
LESA MCDONAGUH for and    )
on behalf of SALESFORCE UK LIMITED    )    /s/ Lesa McDonagh
Witness signature:    /s/ Stephen Mason
Witness name:    Stephen Mason     Witness address:

Witness occupation:

SCHEDULE 1

Letter from Adviser

[To be typed on the headed notepaper of [the law firm acting for the Executive]]

     202_

Dear Sirs

Re: [insert name of employer] (the "Company") and [insert name of employee] (the "Executive")

We refer to the agreement between the Company and the Executive, our client, dated      202_, a copy of which is attached (the "Further Settlement Agreement") and confirm that:

1.[name of adviser] has given the Executive independent [legal] advice as to the terms and effect of the Further Settlement Agreement and, in particular, its effect on their ability to pursue their rights before an employment tribunal or court;

2.[name of adviser] is [a solicitor of the Senior Courts of England and Wales and holds (and held at the time the advice was given) a current practising certificate issued by The Solicitors Regulation Authority];

3.[firm] holds, and held at the time the advice was given, a current policy of insurance or an indemnity provided for members of a profession or professional body covering the risk of a claim by the Executive in respect of any loss arising in consequence of the advice; and

4.neither [firm] nor [name of adviser] acted for the Company or any Group Company in relation to the termination of the Executive's employment with the Company or the Further Settlement Agreement and we consider [name of adviser] to be an independent adviser for the purposes of section 147 of the Equality Act 2010.

Yours faithfully

[Name of adviser] for and on behalf of [firm]

2755873.5

105810332.11